UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 6, 2007
Date of Report (Date of earliest event reported)

Greenfield Online, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-50698	06-1440369
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Company’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Greenfield Online, Inc. (the “Company”) took the following actions:

•	The Committee approved the grant of long-term incentive awards as shown in the table below. These long term incentive awards were granted in the form of non-qualified stock options with 7 year terms vesting over 4 years with 25% vesting on the anniversary of the date of grant and 12.5% vesting each 6 months thereafter. These options were granted pursuant to the Company's Amended 2004 Equity Incentive Plan. These options were granted on June 8, 2007, with exercise prices equal to $15.54, the closing sale price of the Company's common stock on that day. These options also contained certain provisions regarding acceleration of vesting upon a change of control.

•	A form of Stock Option Grant Notice used in connection with these grants was filed as Exhibit 10.59 to the Company’s Current Report on Form 8-K filed on March 6, 2006. The foregoing summary of certain material terms of the Stock Option Grant Notice is not intended to be complete, and is qualified in its entirety by reference to the form filed as Exhibit 10.59.

Executive	Options Granted

Robert E. Bies	20,000
Executive Vice President and Chief Financial Officer

Jonathan A. Flatow	20,000
Vice President Corporate Development and General Counsel

Keith Price	20,000
Executive Vice President of North American Sales and Operations

Hugh O. Davis	20,000
Senior Vice President of Business Optimization

Nicolas Metzke	20,000
Senior Vice President and Managing Director Ciao Surveys GmbH

David St. Pierre	20,000
Chief Technology Officer

Daniel Keller	20,000
Managing Director Ciao GmbH

Stephan Musikant	20,000
Managing Director Ciao GmbH

•	The Committee approved the terms of the 2007 Board of Director’s Compensation Plan (the “Board Compensation Plan”). All of our non-employee directors are entitled to participate in the Board Compensation Plan, which provides for an annual stipend of $16,000 and an annual grant of 5,250 options to purchase the Company’s common stock. The chairman of the audit committee receives an additional annual stipend of $10,000, payable quarterly, and the chairmen of the compensation and governance and nominating committees each receive an annual stipend of $7,500, payable quarterly. Non-employee directors also receive a fee of $1,250 for attending each meeting of the board of directors and its committees.

•	The Committee approved the grant of long-term incentive awards as shown in the table below pursuant to the Board Compensation Plan. These long term incentive awards were granted in the form of non-qualified stock options with 7 year terms vesting over 4 years with 25% vesting on the anniversary of the date of grant and 12.5% vesting each 6 months thereafter. These options were granted pursuant to the Company's Amended 2004 Equity Incentive Plan. These options were granted on June 8, 2007, with exercise prices equal to $15.54, the closing sale price of the Company's common stock on that day.

Board Member	Options Granted

Peter Sobiloff	5,250
Joel R. Mesznik	5,250
Lise J. Buyer	5,250
Charles W. Stryker	5,250
Joseph A. Ripp	5,250
Burton J. Manning	5,250

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.

By:	/s/ Robert E. Bies

Robert E. Bies
Executive Vice President and Chief Financial Officer
Dated: June 12, 2007

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